As filed with the Securities and Exchange Commission on July 2, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman Alternative Funds Institutional Class Shares Class A Shares Class C Shares Global Allocation Fund Long Short Fund

Semi-Annual Report April 30, 2012

Contents

THE FUNDS
President's Letter	1

PORTFOLIO COMMENTARY
Global Allocation Fund	2
Long Short Fund	5

FUND EXPENSE INFORMATION	10

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Global Allocation Fund	12
Positions by Industry	14
Long Short Fund	16

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA

Global Allocation Fund	43
Long Short Fund	43

Directory	46
Proxy Voting Policies and Procedures	47
Quarterly Portfolio Schedule	47
Board Consideration of the Management and
Sub-Advisory Agreements	48

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Alternative Funds. In addition to Neuberger Berman Global Allocation Fund, which was launched on December 29, 2010, this report includes the new Neuberger Berman Long Short Fund, which was launched on December 29, 2011. Both Funds utilize hedge fund-like strategies, which we believe can add valuable diversification and supplement traditional equity and fixed income investments.

Co-managed by Wai Lee, Neuberger Berman Global Allocation Fund seeks total return by employing proprietary investment models to allocate the Fund's assets across stock, bond, currency and short-term instruments of issuers in markets around the world. The Fund also provides diversification by holding long and short positions. Neuberger Berman Long Short Fund, managed by Charles Kantor, seeks long-term capital appreciation with a secondary objective of principal preservation. As discussed in the commentary that follows, the Fund employs a fundamental investment approach. It has the flexibility to invest long in both equities and fixed income and take short positions in an effort to achieve attractive risk-adjusted returns.

Turning our attention to the global financial markets, they experienced periods of volatility during the six months ended April 30, 2012. A number of macro issues impacted investor sentiment during the period, including the ongoing European sovereign debt crisis, shifting perceptions regarding the global economy and geopolitical events. While these issues triggered periods of increased risk aversion, especially early and late in the period, U.S. equities and riskier non-Treasury securities generated the best results during the reporting period as a whole.

U.S. equities posted very strong results as corporate profits often exceeded expectations and investor demand was generally strong. International developed equities produced more modest gains as the European sovereign debt crisis and expectations for a recession in the eurozone impacted stock prices. Elsewhere, emerging market equities moved higher, but lagged the U.S and some developed markets, due largely to concerns regarding a hard landing for China's economy.

Looking at the fixed income markets, intermediate and longer-term Treasury yields moved lower during the reporting period and the yield curve flattened. In January 2012, the Federal Reserve vowed to keep the federal funds rate at a historically low level until late 2014. Against this backdrop, demand for non-Treasuries was typically solid as investors looked to generate incremental yield.

Looking ahead, we feel that the U.S. economy will continue to expand, albeit at a modest pace. Should this occur, we believe that inflation will be benign and thus allow the Fed to pursue its highly accommodative monetary policy. We maintain our negative outlook for growth in the eurozone given the fallout from the sovereign debt crisis and political uncertainties.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Global Allocation Fund Commentary

Neuberger Berman Global Allocation Fund Institutional Class generated a 7.79% total return for the six months ended April 30, 2012 and outperformed its benchmark, a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index, which provided a 4.23% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While the global financial markets were volatile at times, investors who assumed greater risk during the reporting period were generally rewarded. When the reporting period began, concerns regarding the global economy and the European sovereign debt crisis triggered increased risk aversion. However, this was replaced with robust risk appetite as we believe economic data in the U.S. largely removed fears of a double-dip recession. In addition, the European Central Bank's Long-Term Refinancing Operation (LTRO) helped alleviate some pressures on the European banking industry, at least for the time being. U.S. equities posted a double-digit gain during the reporting period, whereas both international developed and emerging market equities generated more modest results due to fears of contagion from the European sovereign debt crisis. Within the fixed income markets, lower-rated securities produced the strongest returns as investors looked to generate incremental yield. In the currency markets, the U.S. dollar generally strengthened against the currencies of other developed markets, most notably the euro and Japanese yen.

From an asset allocation perspective, the Fund benefited from maintaining an overweight to equities relative to the benchmark. Our fixed income and currency exposures were also additive to results. The Fund's macro positioning in fixed income securities was implemented primarily through derivatives, such as total return swaps and futures contracts on government bonds and broad-based fixed income indices. The Fund's positioning in equity securities and its currency exposure were obtained through a combination of individual stocks, exchange traded funds (ETFs), and derivatives such as futures, forwards and swaps.

In equities, the Fund maintained an overweight in the U.S. versus the benchmark. When the reporting period began, the Fund had a modest overweight in U.S. equities, but this was increased in early 2012 and throughout the end of the reporting period due to the attractiveness of the U.S. equities market on both a relative and absolute basis. The Fund also had an overweight in UK equities throughout the reporting period. The Fund maintained an underweight in Japanese equities over most of the six month reporting period, while moving from an overweight to an underweight position in Australian equities.

In the fixed income markets, the Fund maintained overweights in the U.S. and Japan relative to the benchmark. The Fund remained underweighted in Australia. Elsewhere, we tactically adjusted our fixed income positioning in Europe, the UK and Canada, at times having underweight positions and at other times having overweight positions.

In terms of the Fund's currency exposure, we maintained a bias toward the U.S. dollar. However, this overweight position was pared somewhat in December 2011. We remained underweighted in the euro and the Canadian dollar throughout the reporting period. The Fund's allocations to the Australian dollar and the British pound moved from underweight positions when the reporting period began to overweight positions in early 2012. Conversely, we moved from an overweight to an underweight in the Japanese yen.

Much of the Fund's investment exposure is accomplished through the use of derivatives, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund's resulting cash balances are invested in money market mutual funds.

The Fund's security selection substrategy (equity market neutral), which focuses on global stocks, added significant value during the reporting period. Geographically, most of the contributions came from successful long/short positions in the U.S., followed by the UK and Japan, as well as smaller gains from continental Europe. Conversely, security selection in Asia (ex-Japan) and Canada detracted from results. As of the end of the reporting period, the Fund had exited its security positions in Asia (ex-Japan).

Looking ahead, despite recent concerns that the U.S. economy may experience a soft patch for a third year in a row, we feel it has enough momentum to continue expanding, albeit at a moderate pace. In terms of the global financial markets, we anticipate seeing continued periods of heightened volatility. This could be driven by a number of macro factors, including fears of contagion from the European sovereign debt crisis and uncertainties regarding China's ability to orchestrate a soft landing for its economy.

Within the equity markets, the Fund continues to have an overweight relative to the benchmark. We maintain our favorable view on U.S. equities given their valuations versus other markets. We remain somewhat defensively positioned, with overweights in fixed income in several regions partially as a hedge on our equity positioning. In terms of the currency markets, we are now somewhat neutral on the U.S dollar and have a more favorable view of the Japanese yen. The Fund has modest overweights to the British pound, Swiss franc, and Canadian dollar while being underweighted in the euro and Australian dollar. In conclusion, we believe opportunities remain for disciplined investors with a long-term focus and a global perspective.

Sincerely,

Wai Lee, Bobby T. Pornrojnangkool, Alexandre Da Silva, Ping Zhou,
Joseph V. Amato and Bradley Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Global Allocation Fund

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS2,4

		Six Month	Average Annual Total Return Ended 04/30/2012
	Inception Date	Period Ended 04/30/2012	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	7.79%	4.15%	8.12%
Class A	12/29/2010	7.54%	3.70%	7.69%
Class C	12/29/2010	7.17%	3.03%	6.95%
With Sales Charge
Class A		1.32%	–2.27%	3.04%
Class C		6.18%	2.09%	6.95%
Index
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index1,3		4.23%	0.36%	5.88%
MSCI World Index1,3		7.87%	–4.07%	3.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal 2011 were 11.92%, 16.11% and 18.77% for Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 1.47%, 2.07% and 2.63% for Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund Commentary

We are pleased to provide the first semi-annual report for Neuberger Berman Long Short Fund, which was launched on December 29, 2011. We seek long term capital appreciation with a secondary objective of principal preservation by taking long and short positions in the global securities markets. A bottom-up, all-cap approach is used to invest long in what we believe are attractive businesses with strong management teams and compelling valuations. Short investments are utilized to generate increased returns and/or to help manage exposure and reduce risks. The Fund may also invest directly in fixed income securities and global equities, as well as use derivatives in an effort to manage its market exposures.

Neuberger Berman Long Short Fund Institutional Class generated a 6.40% total return from its inception on December 29, 2011 through April 30, 2012 but lagged its benchmark, the S&P 500 Index, which provided a 12.60% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While the global financial markets were volatile at times, investors who assumed greater risk during the reporting period were generally rewarded. When the reporting period began, concerns regarding the global economy and the European sovereign debt crisis triggered increased risk aversion. However, this was replaced with robust risk appetite as we believe economic data in the U.S. largely removed fears of a double-dip recession. In addition, the European Central Bank's Long-Term Refinancing Operation helped alleviate some pressures on the European banking industry, at least for the time being. U.S. equities posted a double-digit gain during the reporting period, whereas both international developed and emerging market equities generated more modest results due to fears of contagion from the European sovereign debt crisis. Within the fixed income markets, lower-rated securities produced the strongest returns as investors looked to generate incremental yield.

During the reporting period, we had a positive outlook on risk assets such as equities and high yield bonds. The long side of the portfolio expressed this view. Within our equity holdings, which represented the bulk of our long exposure, our largest exposures were in more cyclical industries such as the Consumer Discretionary, Financials and Information Technology sectors. We also categorize our current investments on the long side into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth investments demonstrate what we believe are attractive industry fundamentals, strong competitive positions, growing revenues and attractive re-investment opportunities. Total Return investments demonstrate what we believe are sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders. The Total Return category includes our fixed income holdings, which consisted mainly of high yield securities during the reporting period. Opportunistic investments are those where we find identifiable catalysts. This may include companies with management changes, company reorganizations, merger and acquisition activity and other market dislocations that have the potential to unlock intrinsic value.

In more favorable macro environments, exposure to Capital Growth and Opportunistic fundamental longs historically tended to increase relative to the Total Return category. The Capital Growth category represented the largest exposure in our long portfolio during the reporting period and contributed the majority of the Fund's return. The short exposure within the portfolio is broken into "Fundamental" shorts and "Market" shorts intended to manage risks. We expect Fundamental shorts to have a more prominent role in the portfolio when we have a more cautious macro view and we believe our sector-specific expertise can identify those companies that are most levered to a potential macroeconomics downturn. During the reporting period, our Market shorts consisted of exchange traded funds, options and short futures positions on the S&P 500 Index. Given the U.S. stock market's strong return during the period, our Market shorts detracted the most from the Fund's performance.

During the reporting period, we purchased options either for hedging purposes or to generate incremental returns, while written option transactions were used in an attempt to generate incremental returns. We also entered into financial futures contracts on the S&P 500 Index. The majority of our derivatives exposure fell under our aforementioned Market shorts categorization. In an effort to hedge the portfolio and manage overall exposure levels, the Fund was short broader market futures contracts, which detracted from performance.

In our view, risk assets currently reflect a muted economic recovery, leaving further upside potential if the outlook were to become somewhat more optimistic. According to our analysis, the U.S. equity market is currently discounting modest future earnings growth for the foreseeable future, which in our opinion is an unlikely scenario over the long term. We are also encouraged by the recent upward move in long dated Treasury yields. We believe that Treasury yields are rising for the "right" reasons as investors rotate from safe assets into risk assets, such as high yield bonds, in anticipation of better economic conditions.

Despite improvements in short term economic indicators, we believe the systemic excess leverage in developed markets could present a secular growth headwind for some time. The tail risks posed by the developed world's deflationary debt pressures and the unprecedented inflationary stimulus from the Federal Reserve have created an environment of severe uncertainty, in our view. Despite the significant global challenges related to persistent debt issues in developed economies and deteriorating economic momentum in emerging markets, we remain steadfast in our conviction that, in times of distress and uncertainty, higher risk assets such as equities and high yield bonds can present attractive risk-adjusted returns for those market participants with a long-term time horizon. In our opinion, the structural issues plaguing the U.S. economy will correct themselves over time, as they always have. At that time, we feel that market participants will once again focus on the innovation capabilities, dynamism and global nature of U.S. corporations.

Sincerely,

Charles Kantor
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments)

	Long	Short
Common Stocks	58.7%	(6.1)%
Preferred Stocks	0.4	—
Corporate Debt Securities	15.5	—
Options	0.0	—
Exchange Traded Funds	—	(4.9)
Short-Term Investments	36.4	—
Total	111.0%	(11.0)%

PERFORMANCE HIGHLIGHTS2

	Inception Date	Cumulative Total Return Ended 04/30/2012 Life of Fund
At NAV
Institutional Class	12/29/2011	6.40%
Class A	12/29/2011	6.20%
Class C	12/29/2011	6.00%
With Sales Charge
Class A		0.09%
Class C		5.00%
Index
S&P 500 Index1,3		12.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal 2011 were 2.13%, 2.49% and 3.24% for Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 1.71%, 2.07% and 2.82% for Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1	Please see "Glossary of Indices" on page 9 for a description of indices. Please note that indices do not take into account any fees or expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions. The Fund may invest in securities not included in a described index or may not invest in all securities included in a described index.

2	The Funds were relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

4	During the period from December 29, 2010 through April 30, 2011, the Fund had only one shareholder, which could have impacted Fund performance.

For more complete information on any of the Neuberger Berman Alternative Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

MSCI World Index:
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:
The 50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index is a blended index combining the performance of two separate indexes, the MSCI World Index and the J.P. Morgan Global Government Bond Index. The blended index tracks the performance of the two indexes at a 50%/50% weight, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index (GBI) provides a comprehensive measure for the performance of market-weighted local currency denominated fixed rate government debt of large developed government bond markets. As of February 2011, this index covered 13 countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States. The index measures returns in USD terms with no currency hedging and is rebalanced monthly. All government debt issues with at least 13 months remaining to maturity and meeting liquidity requirements are included in the index.

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Information About Your Fund's Expenses

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2012 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads)(if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/12 (Unaudited)

Neuberger Berman Alternative Funds

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During the Period(1) 11/1/11 - 4/30/12		Expense Ratio	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During the Period(1) 11/1/11 - 4/30/12	Expense Ratio
Global Allocation Fund
Institutional Class	$1,000.00	$1,077.90	$7.85		1.52%	$1,000.00	$1,017.30	$7.62	1.52%
Class A	$1,000.00	$1,075.40	$10.06		1.95%	$1,000.00	$1,015.17	$9.77	1.95%
Class C	$1,000.00	$1,071.70	$13.60		2.64%	$1,000.00	$1,011.74	$13.20	2.64%
Long Short Fund
Institutional Class	$1,000.00	$1,064.00	$6.12	(2)	1.75%	$1,000.00	$1,016.16	$8.77	1.75%
Class A	$1,000.00	$1,062.00	$7.37	(2)	2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Class C	$1,000.00	$1,060.00	$9.98	(2)	2.86%	$1,000.00	$1,010.64	$14.30	2.86%

(1)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 124/366 (to reflect the period shown of December 29, 2011 (commencement of operations) to April 30, 2012).

(3)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Global Allocation Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

1	Vanguard MSCI Emerging Markets	United States	Exchange Traded Funds	5.1%
2	Barrat Development PLC	United Kingdom	Household Durables	1.1%
3	Conn's, Inc.	United States	Specialty Retail	1.0%
4	transcosmos Inc.	Japan	IT Services	1.0%
5	Mohawk Industries	United States	Household Durables	0.9%
6	Myers Industries	United States	Containers & Packaging	0.9%
7	TPR Co.	Japan	Auto Components	0.9%
8	Ameristar Casinos	United States	Hotels, Restaurants & Leisure	0.8%
9	LyondellBasell Industries Class A	Netherlands	Chemicals	0.8%
10	La-Z-Boy	United States	Household Durables	0.8%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

1	Tokyo Electric Power	Japan	Electric Utilities	(1.3)%
2	Nike, Inc. Class B	United States	Textiles, Apparel & Luxury Goods	(1.2)%
3	Rambus Inc.	United States	Semiconductors & Semiconductor Equipment	(1.0)%
4	Capital Shopping Centres Group	United Kingdom	Real Estate Investment Trusts	(0.9)%
5	Under Armour Class A	United States	Textiles, Apparel & Luxury Goods	(0.9)%
6	Nomura Holdings	Japan	Capital Markets	(0.9)%
7	Sharp Corp.	Japan	Household Durables	(0.9)%
8	Colt Group	Luxembourg	Diversified Telecommunication Services	(0.8)%
9	American Tower	United States	Real Estate Investment Trusts	(0.8)%
10	McDermott International	United States	Energy Equipment & Services	(0.7)%

	Number of Shares	Value†
Long Positions (91.5%)
Common Stocks (24.9%)
Bermuda (0.1%)
Assured Guaranty	1,488	$21,100
Canada (0.5%)
Petrominerales Ltd.	9,184	134,341
Colombia (0.0%)
Pacific Rubiales Energy	372	10,672
France (0.3%)
Carmat	367	47,025	*
Internationale de Plantations d'Heveas	310	31,745
		78,770
Germany (0.6%)
Bertrandt AG	496	37,581
Duerr AG	1,216	76,827
Leoni AG	555	28,501
		142,909
Ireland (0.0%)
Smurfit Kappa Group	1,199	10,091

	Number of Shares	Value†
Japan (6.0%)
Arnest One	10,900	$123,720
CALBEE, Inc.	600	36,309
Cocokara Fine	5,100	159,084
DAIDO METAL	3,000	35,848
ENPLAS CORP.	500	13,573
Heiwa Corp.	3,300	68,758
HONEYS CO.	1,560	29,282
Iida Home Max	9,100	75,197
KAMEI Corp.	4,000	56,624
Mars Engineering	1,200	27,266
Megane Top	8,000	102,729
Ship Healthcare Holdings	2,000	47,278
SxL Corp.	49,000	110,919	*
TOHO HOLDINGS	2,400	46,649
TPR Co.	13,300	217,013
transcosmos Inc.	17,300	246,497
Valor Co.	3,200	56,119
Yamazen Corporation	5,400	48,662
		1,501,527
Netherlands (0.8%)
LyondellBasell Industries Class A	5,062	211,490
Switzerland (0.1%)
Bobst Group	411	11,751	*

	Number of Shares	Value†
United Kingdom (2.6%)
Barrat Development PLC	123,475	$267,918	*
Gem Diamonds	46,550	195,664	*
Kazakhmys PLC	9,715	135,749
Petropavlovsk PLC	6,634	51,334
		650,665
United States (13.9%)
Acco Brands	8,889	93,779	*È
Aircastle Ltd.	1,416	17,204
American Equity Investment Life Holding	13,788	169,041	È
Ameristar Casinos	11,836	212,811	È
Arctic Cat	4,499	199,036	*È
Boyd Gaming	1,364	10,489	*È
Charming Shoppes	15,438	91,084	*È
CNO Financial Group	24,363	177,119	*È
Conn's, Inc.	15,668	256,172	*
Dynavax Technologies	5,125	25,676	*È
Flotek Industries	9,006	122,842	*È
Genworth Financial Class A	10,518	63,213	*
Global Cash Access Holdings	4,867	41,126	*
Hartford Financial Services Group	5,769	118,553	È

See Notes to Schedule of Investments

	Number of Shares	Value†
Helix Energy Solutions Group	1,785	$36,432	*
La-Z-Boy	13,846	208,659	*È
MGM MIRAGE	2,565	34,422	*
Mohawk Industries	3,368	225,723	*
Myers Industries	13,174	217,766
Newcastle Investment	27,197	192,283	È
Oriental Financial Group	10,291	121,640
Pendrell Corp.	9,548	12,890	*È
Pharmacyclics, Inc.	3,219	88,716	*È
Protective Life	7,054	206,400	È
Radian Group	22,633	70,615	È
Smith & Wesson Holding	8,274	68,261	*È
United Continental Holdings	3,535	77,487	*È
US AIrways Group	18,763	192,509	*
Western Refining	6,763	128,835
		3,480,783
Total Common Stocks (Cost $6,195,845)		6,254,099
Exchange Traded Funds (5.1%)
Vanguard MSCI Emerging Markets (Cost $1,298,734)	30,198	1,284,321
Short-Term Investments (61.5%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $15,437,664)	15,437,664	15,437,664	Ø
Total Long Positions (91.5%) (Cost $22,932,243)		22,976,084	##
Cash, receivables and other assets, less liabilities (32.3%)		8,102,999±
Short Positions (see summary below) ((23.8)%)		(5,974,619)
Total Net Assets (100.0%)		25,104,464
Short Positions ((23.8)%)
Common Stocks Sold Short (23.8%)ØØ
Canada (0.8%)
Agnico-Eagle Mines	(3,679)	(146,959)
Bankers Petroleum	(2,590)	(8,967	)*
Seabridge Gold	(1,977)	(33,482	)*
		(189,408)
Finland (0.3%)
Nokia Oyj	(22,086)	(79,344)
Germany (0.1%)
IVG Immobilien	(7,793)	(18,042	)*

	Number of Shares	Value†
Japan (5.4%)
Daiwa Securities Group	(39,000)	$(147,381)
Mitsumi Electric	(3,200)	(26,579	)*
Nippon Sheet Glass	(69,000)	(89,369)
Nomura Holdings	(53,300)	(218,483)
OLYMPUS Corp.	(4,500)	(70,654	)*
Sharp Corp.	(34,000)	(217,505)
Sony Corp	(7,100)	(114,834)
Sumco Corp.	(10,800)	(114,649	)*
Tokyo Electric Power	(127,900)	(319,305	)*
ULVAC, Inc.	(5,800)	(46,537	)*
		(1,365,296)
Luxembourg (0.8%)
Colt Group	(120,773)	(208,546	)*
Portugal (0.4%)
Portugal Telecom	(20,302)	(109,269)
Switzerland (0.1%)
Orascom Development	(599)	(10,163	)*
United Kingdom (1.8%)
Capita PLC	(12,692)	(136,564)
Capital Shopping Centres Group	(45,177)	(238,283)
Essar Energy	(7,384)	(17,556	)*
Workspace Group	(16,094)	(58,963)
		(451,366)
United States (14.1%)
Acme Packet	(1,656)	(46,484	)*
Alexandria Real Estate Equities	(1,137)	(85,184)
Allied Nevada Gold	(2,205)	(64,584	)*
Altera Corp.	(1,295)	(46,063)
Amazon.com	(427)	(99,021	)*
American Tower	(3,136)	(205,659)
Cavium Inc.	(4,363)	(127,661	)*
Deckers Outdoor	(2,412)	(123,036	)*
Demand Media	(5,808)	(48,264	)*
Electronic Arts	(8,634)	(132,791	)*
Federal Realty Investment Trust	(1,442)	(145,152)
FLIR Systems	(2,413)	(54,196)
Gentex Corp.	(1,180)	(25,925)
Hittite Microwave	(3,186)	(170,578	)*
InterMune Inc.	(4,038)	(42,157	)*
Linear Technology	(325)	(10,631)
McDermott International	(16,662)	(188,281	)*
MoneyGram International	(596)	(10,037	)*
Netflix Inc.	(884)	(70,844	)*
Nike, Inc. Class B	(2,659)	(297,462)
OpenTable, Inc.	(3,369)	(150,695	)*
Pentair, Inc.	(1,171)	(50,751)
Plum Creek Timber Company	(2,470)	(103,839)
Rambus Inc.	(50,023)	(254,617	)*

	Number of Shares	Value†
RealD Inc.	(5,416)	$(65,425	)*
RealPage, Inc.	(8,028)	(145,708	)*
Royal Gold	(1,549)	(95,976)
Shutterfly, Inc.	(4,098)	(127,530	)*
Texas Instruments	(1,273)	(40,660)
Under Armour Class A	(2,383)	(233,367	)*
Vera Bradley	(4,968)	(129,069	)*
Warnaco Group	(921)	(48,776	)*
WebMD Health	(4,517)	(102,762	)*
		(3,543,185)
Total Short Positions (Proceeds $(6,370,891))		(5,974,619)

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Exchange Traded Funds	$1,284,321	5.1%
Household Durables	936,939	3.7%
Insurance	755,426	3.0%
Specialty Retail	479,267	1.9%
Metals & Mining	382,747	1.5%
Chemicals	366,077	1.5%
Leisure Equipment & Products	363,321	1.4%
IT Services	287,623	1.1%
Auto Components	281,362	1.1%
Oil, Gas & Consumable Fuels	273,848	1.1%
Airlines	269,996	1.1%
Hotels, Restaurants & Leisure	257,722	1.0%
Containers & Packaging	227,857	0.9%
Food & Staples Retailing	215,203	0.9%
Real Estate Investment Trusts	192,283	0.8%
Trading Companies & Distributors	122,490	0.5%
Commercial Banks	121,640	0.5%
Biotechnology	114,392	0.4%
Health Care Providers & Services	93,927	0.4%
Commercial Services & Supplies	93,779	0.4%
Machinery	88,578	0.4%
Real Estate Management & Development	75,197	0.3%
Thrifts & Mortgage Finance	70,615	0.3%
Professional Services	50,471	0.2%
Health Care Equipment & Supplies	47,025	0.2%
Energy Equipment & Services	36,432	0.1%
Food Products	36,309	0.1%
Electronic Equipment, Instruments & Components	13,573	0.1%
Short-Term Investments and Other Assets—Net	23,540,663	93.8%
Short Positions (see summary on the following page)	(5,974,619)	(23.8)%
	$25,104,464	100.0%

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Real Estate Investment Trusts	$(837,080)	(3.3)%
Textiles, Apparel & Luxury Goods	(831,710)	(3.3)%
Semiconductors & Semiconductor Equipment	(811,396)	(3.2)%
Capital Markets	(365,864)	(1.5)%
Metals & Mining	(341,001)	(1.4)%
Household Durables	(332,339)	(1.3)%
Electric Utilities	(319,305)	(1.3)%
Diversified Telecommunication Services	(317,815)	(1.3)%
Internet Software & Services	(301,721)	(1.2)%
Internet & Catalog Retail	(297,395)	(1.2)%
Software	(278,499)	(1.1)%
Energy Equipment & Services	(188,281)	(0.7)%
Professional Services	(136,564)	(0.5)%
Communications Equipment	(125,828)	(0.5)%
Electronic Equipment, Instruments & Components	(119,621)	(0.5)%
Building Products	(89,369)	(0.3)%
Health Care Equipment & Supplies	(70,654)	(0.3)%
Machinery	(50,751)	(0.2)%
Biotechnology	(42,157)	(0.2)%
Electronic Equipment & Instruments	(26,579)	(0.1)%
Oil, Gas & Consumable Fuels	(26,523)	(0.1)%
Auto Components	(25,925)	(0.1)%
Real Estate Management & Development	(18,042)	(0.1)%
Hotels, Restaurants & Leisure	(10,163)	(0.1)%
IT Services	(10,037)	(0.0)%
Total Common Stocks Sold Short	$(5,974,619)	(23.8)%

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

1	Dunkin' Brands Group	2.3%
2	Elster Group SE ADR	1.7%
3	NiSource Inc.	1.6%
4	Bristol-Myers Squibb	1.4%
5	Walgreen Co.	1.4%
6	Nielsen Holdings	1.4%
7	Ingersoll-Rand PLC	1.4%
8	American Water Works	1.4%
9	Northeast Utilities	1.4%
10	Target Corp.	1.4%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

1	iShares Dow Jones U.S. Real Estate Index Fund	(0.9)%
2	Materials Select Sector SPDR Trust	(0.9)%
3	Xilinx Inc.	(0.7)%
4	Financial Select Sector SPDR Fund	(0.5)%
5	iShares MSCI Germany Index Fund	(0.5)%
6	iShares MSCI France Index Fund	(0.5)%
7	Market Vectors Semiconductor	(0.5)%
8	Mattress Firm Holding	(0.5)%
9	Consumer Discretionary Select Sector SPDR Fund	(0.5)%
10	Express Scripts Holding	(0.4)%

	Number of Shares	Value†
Long Positions (105.8%)
Common Stocks (55.9%)
Aerospace & Defense (1.9%)
Boeing Co.	2,400	$184,320
Precision Castparts	1,100	194,007
		378,327
Air Freight & Logistics (0.9%)
United Parcel Service Class B	2,400	187,536
Beverages (0.7%)
Constellation Brands Class A	6,200	133,920	*
Biotechnology (0.9%)
Gilead Sciences	1,850	96,219	*
Vertex Pharmaceuticals	2,000	76,960	*
		173,179
Commercial Banks (1.0%)
Fifth Third Bancorp	8,500	120,955
U.S. Bancorp	2,425	78,012
		198,967
Computers & Peripherals (2.9%)
Apple Inc.	325	189,878	*
EMC Corp.	8,900	251,069	*
SanDisk Corp.	3,750	138,787	*
		579,734

	Number of Shares	Value†
Consumer Finance (1.4%)
Capital One Financial	3,000	$166,440
SLM Corp.	7,300	108,259
		274,699
Diversified Consumer Services (0.9%)
K12 Inc.	7,100	181,050	*
Diversified Financial Services (2.4%)
Bank of America	12,500	101,375
Citigroup Inc.	3,300	109,032
CME Group	1,000	265,820
		476,227
Electric Utilities (2.1%)
Brookfield Infrastructure Partners	4,600	145,084
Northeast Utilities	7,400	272,098
		417,182
Electronic Equipment & Instruments (1.7%)
Elster Group SE ADR	23,000	343,160	*
Energy Equipment & Services (0.9%)
Baker Hughes	2,300	101,453
Schlumberger Ltd.	1,025	75,994
		177,447

	Number of Shares	Value†
Food & Staples Retailing (1.4%)
Walgreen Co.	8,000	$280,480
Food Products (1.2%)
Sara Lee	11,200	246,848
Health Care Providers & Services (0.8%)
HealthSouth Corp.	7,600	170,164	*
Hotels, Restaurants & Leisure (5.8%)
Arcos Dorados Holdings Class A	11,800	210,866
Dunkin' Brands Group	14,375	465,319
McDonald's Corp.	2,300	224,135
Wyndham Worldwide	5,100	256,734
		1,157,054
Independent Power Producers & Energy Traders (0.8%)
Brookfield Renewable Energy Partners	5,700	156,761
Industrial Conglomerates (0.9%)
3M Co.	2,100	187,656
Insurance (1.5%)
Allstate Corp.	5,050	168,317
Arch Capital Group	3,200	125,696	*
		294,013

See Notes to Schedule of Investments

	Number of Shares	Value†
Internet Software & Services (2.1%)
eBay Inc.	3,625	$148,806	*
Google Inc. Class A	200	121,046	*
Qihoo 360 Technology	6,100	149,877	*
		419,729
IT Services (1.3%)
Vantiv, Inc.	8,200	184,664	*
Visa Inc. Class A	700	86,086
		270,750
Life Science Tools & Services (0.7%)
Illumina, Inc.	3,100	138,043	*
Machinery (2.6%)
Colfax Corp.	5,000	169,450	*
Cummins Inc.	650	75,289
Ingersoll-Rand PLC	6,550	278,506
		523,245
Multi-Utilities (1.6%)
NiSource Inc.	13,100	322,915
Multiline Retail (1.4%)
Target Corp.	4,675	270,870
Oil, Gas & Consumable Fuels (2.7%)
Enbridge Inc.	3,950	165,465
Forest Oil	7,700	102,564	*
Kinder Morgan	4,500	161,550
Pioneer Natural Resources	1,000	115,820
		545,399
Pharmaceuticals (1.4%)
Bristol-Myers Squibb	8,500	283,645
Professional Services (1.9%)
Nielsen Holdings	9,550	279,051	*
Verisk Analytics Class A	2,000	97,900	*
		376,951
Real Estate Investment Trusts (0.9%)
General Growth Properties	9,850	175,330
Semiconductors & Semiconductor Equipment (1.9%)
Altera Corp.	7,350	261,440
ASML Holding ADR	2,500	127,475
		388,915
Software (0.2%)
AVG Technologies	2,600	36,010	*
Specialty Retail (3.6%)
Asbury Automotive Group	7,500	209,400	*
GNC Acquisition Holdings Class A	6,000	234,360
Home Depot	3,200	165,728
Tractor Supply	1,200	118,092
		727,580

	Number of Shares	Value†
Textiles, Apparel & Luxury Goods (1.0%)
Wolverine World Wide	4,800	$201,360
Tobacco (0.9%)
Lorillard, Inc.	1,400	189,406
Water Utilities (1.4%)
American Water Works	7,950	272,208
Wireless Telecommunication Services (0.2%)
MetroPCS Communications	6,500	47,450	*
Total Common Stocks (Cost $10,703,051)		11,204,210
Preferred Stocks (0.4%)
Diversified Financial Services (0.4%)
Citigroup Capital XIII, 7.88% (Cost $69,369)	2,600	69,238
	Principal Amount
Corporate Debt Securities (14.8%)
Auto Parts & Equipment (1.0%)
The Goodyear Tire & Rubber Co., Guaranteed Notes, 7.00%, due 5/15/22	$200,000	198,500
Banks (1.3%)
Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	200,000	204,406
Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	50,000	57,276
		261,682
Building Materials (0.6%)
Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	100,000	101,745
Masco Corp., Senior Unsecured Notes, 7.13%, due 3/15/20	27,000	29,205
		130,950
Coal (0.8%)
Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	175,000	156,625

	Principal Amount	Value†
Commercial Services (0.3%)
Avis Budget Car Rental LLC, Guaranteed Notes, 8.25%, due 1/15/19	$50,000	$52,375
Diversified Financial Services (1.4%)
E*TRADE Financial Corp., Senior Unsecured Notes, 6.75%, due 6/1/16	270,000	276,075
Entertainment (0.4%)
Regal Entertainment Group, Guaranteed Notes, 9.13%, due 8/15/18	75,000	83,062
Food (0.7%)
SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	125,000	131,250
Iron—Steel (1.4%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	50,000	48,000
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	50,000	51,125
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	175,000	177,187
		276,312
Media (0.8%)
CCO Holdings LLC, Guaranteed Notes, 6.63%, due 1/31/22	110,000	115,087
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser.B, 9.25%, due 12/15/17	50,000	54,813
		169,900
Oil & Gas (2.8%)
Chesapeake Energy Corp., Guaranteed Notes, 6.78%, due 3/15/19	125,000	121,563

See Notes to Schedule of Investments

	Principal Amount	Value†
EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	$150,000	$127,875
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	175,000	172,812
SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	125,000	133,125
		555,375
Retail (0.6%)
The Gap, Inc., Senior Unsecured Notes, 5.95%, due 4/12/21	110,000	113,730
Telecommunications (2.7%)
MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	270,000	259,875
Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	300,000	288,750
		548,625
Total Corporate Debt Securities (Cost $2,947,291)		2,954,461
	Contracts
Purchased Options (0.0%)
Seagate Technology, Put, September 2012@ 20 (Cost $5,525)	5,000	2,650
	Number of Shares
Short-Term Investments (34.7%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $6,957,221)	6,957,221	6,957,221	Ø
Total Long Positions (105.8%) (Cost $20,682,457)		21,187,780	##
Cash, receivables and other assets, less liabilities (4.6%)		929,481	±

	Number of Shares	Value†
Short Positions (see summary below) ((10.4)%)		$(2,089,205)
Total Net Assets (100.0%)		$20,028,056
Short Positions ((10.4)%)
Common Stocks Sold Short (5.8%)ØØ
Capital Markets (0.3%)
Goldman Sachs Group	(125)	(14,394)
Legg Mason	(2,000)	(52,140)
		(66,534)
Electrical Equipment (0.1%)
Rockwell Automation	(150)	(11,601)
Health Care Providers & Services (0.4%)
Express Scripts Holding	(1,600)	(89,264)*
Hotels, Restaurants & Leisure (0.2%)
Buffalo Wild Wings	(550)	(46,117)*
Household Durables (0.4%)
Tempur-Pedic International	(1,400)	(82,376)*
Internet & Catalog Retail (0.4%)
Amazon.com	(300)	(69,570)*
Machinery (0.3%)
Kennametal Inc.	(1,300)	(54,899)
Media (0.2%)
Discovery Communications Class A	(750)	(40,815)*
Multiline Retail (0.5%)
J.C. Penney	(1,650)	(59,499)
Kohl's Corp.	(900)	(45,117)
		(104,616)
Oil, Gas & Consumable Fuels (0.3%)
Range Resources	(700)	(46,662)
Southwestern Energy	(500)	(15,790)*
		(62,452)
Semiconductors & Semiconductor Equipment (1.9%)
Broadcom Corp. Class A	(2,100)	(76,860)*
Lam Research	(2,000)	(83,300)*
NXP Semiconductors	(2,700)	(69,795)*
Xilinx Inc.	(3,900)	(141,882)
		(371,837)
Specialty Retail (0.8%)
Aeropostale, Inc.	(825)	(18,299)*
CarMax, Inc.	(1,500)	(46,305)*

	Number of Shares	Value†
Mattress Firm Holding	(2,400)	$(96,096)*
		(160,700)
Total Common Stocks Sold Short (Proceeds $(1,127,524))		(1,160,781)
Exchange Traded Funds Sold Short (4.6%)
Consumer Discretionary Select Sector SPDR Fund	(2,000)	(91,220)
Financial Select Sector SPDR Fund	(7,000)	(107,940)
iShares Dow Jones U.S. Real Estate Index Fund	(2,900)	(185,339)
iShares MSCI Brazil Index Fund	(750)	(45,195)
iShares MSCI France Index Fund	(5,100)	(105,672)
iShares MSCI Germany Index Fund	(4,700)	(105,938)
Market Vectors Semiconductor	(3,000)	(103,770)*
Materials Select Sector SPDR Trust	(5,000)	(183,350)
Total Exchange Traded Funds Sold Short (Proceeds $(918,049))		(928,424)
Total Short Positions (Proceeds $(2,045,573))		(2,089,205)

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Global Allocation Fund ("Global Allocation") and Neuberger Berman Long Short Fund ("Long Short") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities (long and short positions), exchange traded funds, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available.

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Forward foreign currency contracts are determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

Total return swaps are determined by obtaining valuations from an independent pricing service using the underlying index and stated LIBOR ("London Interbank Offered Rate") rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures, or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when a foreign market is closed. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2012:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Investments:
Common Stocks^	$6,254,099	$—	$—	$6,254,099
Exchange Traded Funds	1,284,321	—	—	1,284,321
Short-Term Investments	—	15,437,664	—	15,437,664
Total Long Positions	7,538,420	15,437,664	—	22,976,084

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

	Level 1	Level 2	Level 3	Total
Long Short
Investments:
Common Stocks^	$11,204,210	$—	$—	$11,204,210
Preferred Stocks^	69,238	—	—	69,238
Corporate Debt Securities^	—	2,954,461	—	2,954,461
Purchased Options	2,650	—	—	2,650
Short-Term Investments	—	6,957,221	—	6,957,221
Total Long Positions	11,276,098	9,911,682	—	21,187,780

^  The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts	$—	$17,188	$—	$17,188
Total return swap contracts	—	601,360	—	601,360
Total	$—	$618,548	$—	$618,548

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2012:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^	$(5,974,619)	$—	$—	$(5,974,619)
Total	$(5,974,619)	$—	$—	$(5,974,619)
Long Short
Common Stocks Sold Short^	$(1,160,781)	$—	$—	$(1,160,781)
Exchange Traded Funds Sold Short	(928,424)	—	—	(928,424)
Total	$(2,089,205)	$—	$—	$(2,089,205)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts	$—	$(24,274)	$—	$(24,274)
Futures contracts	(167,403)	—	—	(167,403)
Total	$(167,403)	$(24,274)	$—	$(191,677)
Long Short
Futures contracts	$(54,327)	$—	$—	$(54,327)
Total	$(54,327)	$—	$—	$(54,327)

^	The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

The Funds had no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##  At April 30, 2012, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation	$22,975,992	$307,838	$307,746	$92
Long Short	20,682,457	704,755	199,432	505,323

*	Security did not produce income during the last twelve months.

È	All or a portion of this security is on loan.

Ø	All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or total return swap contracts and/or financial futures contracts.

ØØ	At April 30, 2012, Global Allocation had deposited $6,196,585 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At April 30, 2012, Long Short had pledged securities in the amount of $1,718,359 to cover collateral requirements for borrowing in connection with securities sold short.

±	See Note A-14 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2012.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	April 30, 2012	April 30, 2012
Assets
Investments in securities, at value *† (Note A)—see Schedule of Investments:
Unaffiliated issuers	$22,976,084	$21,187,780
Foreign currency	23,312	—
Deposits with brokers for short sales (Note A-11)	5,965,413	—
Deposits with brokers for futures contracts (Note A-14)	1,115,984	196,875
Deposits with brokers for open forward foreign currency contracts (Note A-14)	290,000	—
Dividends and interest receivable	14,763	66,389
Receivable for securities sold	22,926	463,481
Receivable for Fund shares sold	218,962	1,503,500
Receivable from Management-net (Note B)	33,604	31,100
Receivable for variation margin (Note A-14)	—	11,025
Total return swaps, at value (Note A-14)	601,360	—
Cash collateral for securities loaned (Note A-12)	231,216	—
Receivable for open forward foreign currency contracts (Note A-14)	17,188	—
Prepaid expenses and other assets	45,037	57,030
Total Assets	31,555,849	23,517,180
Liabilities
Investments sold short, at value (Note A) (proceeds $6,370,891 & $2,045,573, respectively)	5,974,619	2,089,205
Dividends payable for short sales	7,716	330
Payable for collateral on securities loaned (Note A-12)	231,216	—
Payable to investment manager (Note B)	17,109	17,230
Due to custodian	—	295
Payable for securities purchased	—	1,286,636
Payable to Trustees	—	1,295
Payable for organization costs	—	23,025
Payable for variation margin (Note A-14)	37,255	—
Payable for open forward foreign currency contracts (Note A-14)	24,274	—
Accrued expenses and other payables	159,196	71,108
Total Liabilities	6,451,385	3,489,124
Net Assets at value	$25,104,464	$20,028,056
Net Assets consist of:
Paid-in capital	$24,929,665	$19,545,071
Undistributed net investment income (loss)	—	10,813
Distributions in excess of net investment income	(334,060)	—
Accumulated net realized gains (losses) on investments	(357,464)	64,808
Net unrealized appreciation (depreciation) in value of investments	866,323	407,364
Net Assets at value	$25,104,464	$20,028,056

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	April 30, 2012	April 30, 2012
Net Assets
Institutional Class	$17,676,078	$19,669,905
Class A	7,150,596	252,189
Class C	277,790	105,962
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,744,744	1,849,403
Class A	708,385	23,741
Class C	27,733	10,000
Net Asset Value, offering and redemption price per share
Institutional Class	$10.13	$10.64
Net Asset Value and redemption price per share
Class A	$10.09	$10.62
Offering Price per share
Class A‡	$10.71	$11.27
Net Asset Value and offering price per share
Class C^	$10.02	$10.60
†Securities on loan, at value:
Unaffiliated issuers	$221,956	$—
*Cost of Investments	$22,932,243	$20,682,457
Total cost of foreign currency	$23,063	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	For the Six Months Ended April 30, 2012	Period from December 29, 2011 (Commencement of Operations) to April 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$23,013	$35,182
Interest income—unaffiliated issuers	408	36,938
Income from securities loaned—net (Note A-12)	315	—
Foreign taxes withheld	(1,549)	(318)
Total income	$22,187	$71,802

Expenses:
Investment management fees (Note B)	52,202	41,311
Administration fees (Note B)	3,480	2,066
Administration fees (Note B):
Institutional Class	4,056	3,011
Class A	2,446	123
Class C	140	70
Distribution fees (Note B):
Class A	3,057	153
Class C	702	351
Shareholder servicing agent fees:
Institutional Class	471	928
Class A	218	668
Class C	96	654
Organization expense (Note A-8)	—	71,995
Audit fees	28,074	11,676
Custodian fees (Note A)	44,816	20,863
Legal fees	106,241	44,281
Registration and filing fees	37,052	3,156
Shareholder reports	9,945	18,116
Trustees' fees and expenses	25,856	15,841
Short sales expense (Note A-11)	32,408	4,832
Miscellaneous	1,606	11
Total expenses	352,866	240,106
Expenses reimbursed by Management (Note B)	(258,879)	(179,106)
Expenses reduced by custodian fee expense offset arrangement (Note A-16)	(1)	(11)
Total net expenses	93,986	60,989
Net investment income (loss)	$(71,799)	$10,813

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	For the Six Months Ended April 30, 2012	Period from December 29, 2011 (Commencement of Operations) to April 30, 2012
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(58,567)	114,493
Sales of investment securities of unaffiliated issuers sold short	(79,238)	(4,551)
Forward foreign currency contracts	(21,093)	—
Foreign currency	593	8
Financial futures contracts	149,742	(50,295)
Options written	—	5,153
Total return swap contracts	130,957	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	91,935	505,323
Unaffiliated investment securities sold short	235,986	(43,632)
Forward foreign currency contracts	1,342	—
Foreign currency	1,477	—
Financial futures contracts	(138,876)	(54,327)
Total return swap contracts	340,254	—
Net gain (loss) on investments	654,512	472,172
Net increase (decrease) in net assets resulting from operations	$582,713	$482,985

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	GLOBAL ALLOCATION FUND		LONG SHORT FUND
	Six Months Ended April 30, 2012 (Unaudited)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011	Period from December 29, 2011 (Commencement of Operations) to April 30, 2012 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(71,799)	$(47,618)	$10,813
Net realized gain (loss) on investments	122,394	(117,767)	64,808
Change in net unrealized appreciation (depreciation) of investments	532,118	334,205	407,364
Net increase (decrease) in net assets resulting from operations	582,713	168,820	482,985
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(127,272)	—	—
Class A	(3,731)	—	—
Class C	(1,348)	—	—
Net realized gain on investments:
Institutional Class	(425,241)	—	—
Class A	(13,526)	—	—
Class C	(5,710)	—	—
Total distributions to shareholders	(576,828)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	11,457,532	6,250,167	19,552,579
Class A	7,065,570	152,213	243,237
Class C	234,247	45,552	100,000
Proceeds from reinvestment of dividends and distributions:
Institutional Class	552,345	—	—
Class A	17,256	—	—
Class C	7,058	—	—
Payments for shares redeemed:
Institutional Class	(140,792)	(605,034)	(350,745)
Class A	(78,302)	(18,512)	—
Class C	(9,541)	—	—
Net increase (decrease) from Fund share transactions	19,105,373	5,824,386	19,545,071
Net Increase (Decrease) in Net Assets	19,111,258	5,993,206	20,028,056
Net Assets:
Beginning of period	5,993,206	—	—
End of period	$25,104,464	$5,993,206	$20,028,056
Undistributed net investment income (loss) at end of period	$—	$(129,910)	$10,813
Distributions in excess of net investment income at end of period	$(334,060)	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Alternative Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust and is non-diversified. Global Allocation had no operations until December 29, 2010, other than matters relating to its organization and registration of shares under the 1933 Act. Long Short had no operations until December 29, 2011, other than matters relating to its organization and registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3	Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Long Short, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Global Allocation to continue to, and the intention of Long Short to, qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. As of April 30, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for passive foreign investment companies gains and losses, §988 reclass on closed futures, foreign currency gains and losses, non-deductible Rule 12b-1 fees and income recognized on total return swaps were reclassified at fiscal period-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Global Allocation	$561,257	$15,500	$(139,568)	$—	$437,189

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, organization expenses, passive foreign investment companies, forward contracts mark to market, mark to market on certain futures contract transactions, mark to market on certain swap contract transactions and accrued swap income not recognized on total return swaps.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8	Organization expenses: Costs incurred by Long Short in connection with its organization, which amounted to $71,995, have been expensed as incurred.

9	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11	Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Funds. As of April 30, 2012, Global Allocation had pledged cash in the amount of $5,965,413 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At April 30, 2012, Long Short had pledged securities in the amount of $1,718,359 to cover collateral requirements for borrowing in connection with securities sold short.

12
Security lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2012, Global Allocation received net income under the securities lending arrangement of $315. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of April 30, 2012, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of April 30, 2012, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$221,956	$231,216

13	Investment company securities and exchange-traded funds: The Funds invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14	Derivative instruments: During the six months ended April 30, 2012, the Funds' use of derivatives, as described below for each Fund, was limited to total return swaps, financial futures contracts, forward foreign currency contracts, written option transactions and purchased option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the six months ended April 30, 2012, Global Allocation used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At April 30, 2012, the outstanding total return swap contracts for Global Allocation were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	$9,018,736	January 5, 2013	.831	%(2)	J.P. Morgan Global Government Bond Total Return Index Unhedged	$(4,373)	$210,571	$206,198
J.P. Morgan	13,492,541	January 15, 2013	.180	%(3)	MSCI Daily Total Return Net World Index	(1,216)	396,378	395,162
	Totals					$(5,589)	$606,949	$601,360

(1)	The notional amount at period end is indicative of the volume throughout the period.

(2)	1 month LIBOR plus .59% at April 4, 2012.

(3)	1 month LIBOR minus .06% at April 11, 2012.

Financial futures contracts: During the six months ended April 30, 2012, Global Allocation entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund's total return swaps, described above, to the benchmark indices. In addition, Global Allocation utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the period ended April 30, 2012, Long Short entered into financial futures contracts on the broader market index in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2012, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	May 2012	5 Hang Seng Index	Short	$(11,052)
Global Allocation	June 2012	1 ASX SPI 200 Index	Long	573
Global Allocation	June 2012	5 Australian Dollar	Long	4,020
Global Allocation	June 2012	1 Canadian Dollar	Long	400
Global Allocation	June 2012	4 CHF Dollar	Long	(1,200)
Global Allocation	June 2012	2 Euro Currency	Long	800
Global Allocation	June 2012	6 Euro STOXX 50 Index	Long	873
Global Allocation	June 2012	20 FTSE 100 Index	Long	(33,602)
Global Allocation	June 2012	15 GBP Currency	Long	34,613
Global Allocation	June 2012	1 German Euro Bund	Long	873
Global Allocation	June 2012	18 Mini Japanese Government Bond, 10 Year	Long	20,685
Global Allocation	June 2012	3 Japanese Yen	Long	10,463
Global Allocation	June 2012	60 S&P 500 E-mini Index	Long	17,055
Global Allocation	June 2012	1 S&P TSE 60 Index	Long	1,215
Global Allocation	June 2012	2 TOPIX Index	Long	(7,766)
Global Allocation	June 2012	30 US Treasury Note, 10 Year	Long	68,875
Global Allocation	June 2012	13 UK Long Gilt Bond	Long	26,415
Global Allocation	June 2012	9 ASX SPI 200 Index	Short	(35,765)
Global Allocation	June 2012	33 Australian TBond, 10 Year	Short	(147,851)
Global Allocation	June 2012	31 Canadian Currency	Short	(16,686)
Global Allocation	June 2012	8 Euro Currency	Short	238
Global Allocation	June 2012	11 Euro STOXX 50 Index	Short	23,283
Global Allocation	June 2012	22 German Euro Bund	Short	(94,353)
Global Allocation	June 2012	25 Government of Canada Bond, 10 Year	Short	(3,887)
Global Allocation	June 2012	7 Japanese Yen	Short	(32,769)
Global Allocation	June 2012	4 S&P TSE 60 Index	Short	7,147
Total				$(167,403)
Long Short	June 2012	45 S&P 500 E-Mini Index	Short	$(54,327)

During the six months ended April 30, 2012, the average notional value of financial futures contracts was:

	Long positions	Short positions
Global Allocation	$13,239,402	$(8,479,071)
Long Short	$—	$(2,071,353)

At April 30, 2012, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Global Allocation	$1,246,132
Long Short	$262,228

Forward foreign currency contracts: During the six months ended April 30, 2012, Global Allocation entered into forward foreign currency contracts ("forward contract") to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" on the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

At April 30, 2012, open forward contracts for Global Allocation were as follows:

Buy	Counterparty	Contracts to Receive		In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Brazilian Real	Goldman Sachs	713,137	BRL	$387,280	05/23/12	$372,567	$(14,713)
Hungarian Forint	Goldman Sachs	85,902,577	HUF	387,280	05/23/12	395,319	8,039
Indonesian Rupiah	Goldman Sachs	3,539,739,200	IDR	387,280	05/23/12	384,347	(2,933)
South African Rand	Goldman Sachs	2,719,215	ZAR	351,161	05/23/12	348,790	(2,371)
Total							$(11,978)
Sell	Counterparty	Contracts to Deliver		In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Chilean Peso	Goldman Sachs	120,579,625	CLP	$248,823	5/23/12	$247,934	$889
Czech Koruna	Goldman Sachs	7,158,871	CZK	387,280	5/23/12	379,875	7,405
South Korean Won	Goldman Sachs	437,432,760	KRW	387,280	5/23/12	386,542	738
Mexican Peso	Goldman Sachs	77,044	MXN	6,020	5/23/12	5,903	117
Singapore Dollar	Goldman Sachs	120,537	SGD	96,318	5/23/12	97,406	(1,088)
New Taiwan Dollar	Goldman Sachs	11,403,460	TWD	387,280	5/23/12	390,449	(3,169)
Total							$4,892

For the six months ended April 30, 2012, Global Allocation's investment in forward contracts had an average value of $1,140,365.

At April 30, 2012, Global Allocation had deposited $290,000 in a segregated account to cover margin requirements on open forward contracts.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Long Short for the period ended April 30, 2012. Written option transactions for Long Short for the period ended April 30, 2012 were:

	Put Options
Long Short	Number	Value When Written
Contracts outstanding 12/29/2011	—	$—
Contracts written	8,800	13,613
Contracts expired	(4,600)	(6,030)
Contracts exercised	(1,700)	(2,336)
Contracts closed	(2,500)	(5,247)
Contracts outstanding 4/30/2012	—	$—

Premiums paid by a Fund upon purchasing a covered call option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the period ended April 30, 2012. Purchased option transactions for Long Short for the period ended April 30, 2012 were:

	Put Options		Call Options
Long Short	Number	Value When Purchased	Number	Value When Purchased
Contracts outstanding 12/29/2011	—	$—	—	$—
Contracts purchased	17,000	41,335	10,000	10,950
Contracts expired	(10,500)	(30,380)	—	—
Contracts exercised	—	—	(2,000)	(1,670)
Contracts closed	(1,500)	(5,430)	(8,000)	(9,280)
Contracts outstanding 4/30/2012	5,000	$5,525	—	$—

For the period ended April 30, 2012, Long Short had an average market value of $11,916 and $2,063 in purchased options and written options, respectively.

At April 30, 2012, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$601,360	$601,360
Futures contracts	Receivable/Payable for variation margin(2)	116,849	50,533	50,146	217,528
Forward contracts	Receivable for open forward foreign currency contracts	—	17,188	—	17,188
Total Value-Assets		$116,849	$67,721	$651,506	$836,076
Long Short
Purchased Options	Investments in securities, at value	$—	$—	$2,650	$2,650
Total Value-Assets		$—	$—	$2,650	$2,650
Liability Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Global Allocation
Futures contracts	Receivable/Payable for variation margin(2)	$(246,091)	$(50,655)	$(88,185)	$(384,931)
Forward contracts	Payable for open forward foreign currency contracts	—	(24,274)	—	(24,274)
Total Value—Liabilities		$(246,091)	$(74,929)	$(88,185)	$(409,205)
Long Short
Futures contracts	Receivable/Payable for variation margin(2)	$—	$—	$(54,327)	$(54,327)
Total Value—Liabilities		$—	$—	$(54,327)	$(54,327)

(1)	"Swap contracts" reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of April 30, 2012, which is reflected in the Statements of Assets and Liabilities under the caption "Total return swaps, at value."

(2)	"Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2012, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2012, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2012, was as follows:

Realized Gain (Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	$130,957	$130,957
Futures contracts	Net realized gain (loss) on: financial futures contracts	115,299	(141,027)	175,470	149,742
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(21,093)	—	(21,093)
Total Realized Gain (Loss)		$115,299	$(162,120)	$306,427	$259,606
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$—	$—	$(50,295)	$(50,295)
Option contracts written	Net realized gain (loss) on: options written	—	—	5,153	5,153
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(20,118)	(20,118)

Total Realized Gain (Loss)		$—	$—	$(65,260)	$(65,260)

Change in Appreciation (Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$340,254	$340,254
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(143,200)	97,359	(93,035)	(138,876)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	1,342	—	1,342
Total Change in Appreciation (Depreciation)		$(143,200)	$98,701	$247,219	$202,720
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$—	$—	$(54,327)	$(54,327)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(2,875)	(2,875)
Total Change in Appreciation (Depreciation)		$—	$—	$(57,202)	$(57,202)

15	Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16	Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2012, the impact of this arrangement was a reduction of expenses of $1 and $11 for Global Allocation and Long Short, respectively.

17	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Global Allocation pays Management a fee at the annual rate of 0.900% of the first $1 billion of the Fund's average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2012, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% and 1.20% of Global Allocation's and Long Short's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and each Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, and, as of June 22, 2011 for Global Allocation and as of the commencement of operations for Long Short, exclude dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were forgone or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2012, there was no reimbursement to Management under this agreement.

At April 30, 2012, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Deferred In Fiscal Period Ending, October 31,
			2011		2012
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2014		2015
Global Allocation Institutional Class	1.20%	10/31/15	$894,111	(2)	$201,025
Global Allocation Class A	1.56%	10/31/15	11,162	(2)	54,636
Global Allocation Class C	2.31%	10/31/15	6,919	(2)	3,218
Long Short Institutional Class	1.70%	10/31/14	—		172,290	(3)
Long Short Class A	2.06%	10/31/14	—		4,069	(3)
Long Short Class C	2.81%	10/31/14	—		2,747	(3)

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(3)	Period from December 29, 2011 (Commencement of Operations) to April 30, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Management, NBFI and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 54% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 46% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI Parties, which are expected to raise employee ownership to approximately 64% by year end.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Global Allocation Class A	$39	$—	$—	$—
Global Allocation Class C	—	86	—	—
Long Short Class A	—	—	—	—
Long Short Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2012, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Global Allocation	$23,540,173	$4,046,561	$4,588,819	$8,402,234
Long Short	15,647,700	226,727	2,059,496	2,267,750

During the six months ended April 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2012 and for the period ended October 31, 2011 was as follows:

	For the Six Months Ended April 30, 2012				For the Period Ended October 31, 2011
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Global Allocation
Institutional Class	1,136,415	58,760	(14,722)	1,180,453	623,290	(58,999)	564,291	(1)
Class A	701,315	1,842	(7,724)	695,433	14,712	(1,760)	12,952	(1)
Class C	23,438	756	(939)	23,255	4,478	—	4,478	(1)
Long Short
Institutional Class(2)	1,882,649	—	(33,246)	1,849,403	—	—	—
Class A(2)	23,741	—	—	23,741	—	—	—
Class C(2)	10,000	—	—	10,000	—	—	—

(1)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(2)	Period from December 29, 2011 (Commencement of Operations) to April 30, 2012.

Note E—Line of Credit:

At April 30, 2012, Global Allocation was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual fund will have access to all or any part of the

$200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2012. During the six months ended April 30, 2012, Global Allocation did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds' investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Funds' financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Global Allocation Fund
Institutional Class
4/30/2012 (Unaudited)	$10.30	$(0.06)	$0.79	$0.73	$(0.21)	$(0.69)	$—	$(0.90)	$10.13
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$—	$10.30
Class A
4/30/2012 (Unaudited)	$10.27	$(0.07)	$0.77	$0.70	$(0.19)	$(0.69)	$—	$(0.88)	$10.09
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$—	$10.27
Class C
4/30/2012 (Unaudited)	$10.21	$(0.11)	$0.77	$0.66	$(0.16)	$(0.69)	$—	$(0.85)	$10.02
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$—	$10.21
Long Short Fund
Institutional Class
Period from 12/29/2011^ to 4/30/2012 (Unaudited)	$10.00	$0.01	$0.63	$0.64	$—	$—	$—	$—	$10.64
Class A
Period from 12/29/2011^ to 4/30/2012 (Unaudited)	$10.00	$(0.00)	$0.62	$0.62	$—	$—	$—	$—	$10.62
Class C
Period from 12/29/2011^ to 4/30/2012 (Unaudited)	$10.00	$(0.03)	$0.63	$0.60	$—	$—	$—	$—	$10.60

See Notes to Financial Highlights

	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
4/30/2012 (Unaudited)	7.79	%**	$17.7	5.98	%*	5.66	%*	1.52	%*	1.20	%*	(1.17	)%*	202	%**	133	%**
Period from 12/29/2010^ to 10/31/2011	3.00	%**	$5.8	18.45	%‡*	18.31	%‡*^^	1.36	%‡*	1.21	%‡*^^	(.95	)%‡*	268	%**	216	%**
Class A
4/30/2012 (Unaudited)	7.54	%**	$7.2	6.41	%*	6.03	%*	1.95	%*	1.56	%*	(1.41	)%*	202	%**	133	%**
Period from 12/29/2010^ to 10/31/2011	2.70	%**	$0.1	22.01	%‡*	21.63	%‡*^^	1.96	%‡*	1.58	%‡*^^	(1.64	)%‡*	268	%**	216	%**
Class C
4/30/2012 (Unaudited)	7.17	%**	$0.3	7.22	%*	6.90	%*	2.64	%*	2.31	%*	(2.26	)%*	202	%**	133	%**
Period from 12/29/2010^ to 10/31/2011	2.10	%**	$0.0	25.07	%‡*	24.87	%‡*^^	2.52	%‡*	2.33	%‡*^^	(2.12	)%‡*	268	%**	216	%**
Long Short Fund
Institutional Class
Period from 12/29/2011^ to 4/30/2012 (Unaudited)	6.40	%**	$19.7	5.53	%‡*	5.47	%‡*	1.75	%‡*	1.70	%‡*	.33	%‡*	54	%**	28	%**
Class A
Period from 12/29/2011^ to 4/30/2012 (Unaudited)	6.20	%**	$0.3	7.15	%‡*	7.10	%‡*	2.11	%‡*	2.06	%‡*	(.06	)%‡*	54	%**	28	%**
Class C
Period from 12/29/2011^ to 4/30/2012 (Unaudited)	6.00	%**	$0.1	8.89	%‡*	8.84	%‡*	2.86	%‡*	2.81	%‡*	(.89	)%‡*	54	%**	28	%**

Notes to Financial Highlights

††	Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

^	The date investment operations commenced.

‡	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

^^	As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Advisers
Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

For Class A and Class C Shareholders:
Please contact your investment provider

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 13, 2011, the Board of Trustees of Neuberger Berman Alternative Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Alternative Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Long Short Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund. The Board also considered the performance of another account which is managed by the same portfolio manager as the Fund using similar investment objectives, policies and strategies as the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual limits on the Fund's expenses undertaken by Management for the Fund. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." The Board considered the fees charged to a hedge fund managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund and determined it was not an appropriate point of comparison. The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund, noting that it may be too soon to anticipate all of the economies at the start up phase of a fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels based on the Fund's expected costs.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158–0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0088 06/12

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 4, 2012).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 4, 2012).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ALTERNATIVE FUNDS

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: June 28, 2012

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: June 28, 2012